FIRST
INDUSTRIAL        FIRST INDUSTRIAL REALTY TRUST, INC.
                  354 Eisenhower Parkway
                  P.O. Box 1639 -
                  Livingston, New Jersey 07039
                  973/533-7111
                  Fax 973/597-9660

SENT VIA FACSIMI]LE (201) 569-3224 AND REGULAR MAIL

NOVEMBER 17,1999

Mr. Arnold M. Gans
MEDICAL NUTRITION, INC.
1O West Forest Avenue
Englewood, NJ 07631

RE:     LEASE EXTENSION FOR:                            PROP#.1254
        10 WEST FOREST AVENUE, ENGLEWOOD, NJ            ID# MEDNU-1

Dear Mr. Gans:

It was my pleasure speaking with you regarding your future space requirements. Per your request, enclosed please find a proposal to extend your lease as follows:

RENTABLE AREA:      7,500 square feet

NEW LEASE TERM:     1/l/2000 - 12/31/2004
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
NEW BASE RENT:      Years 1, 2, 3    $65,625.00 N/N/N Annually    $5,468.75 N/N/N Monthly
                    Years 4, 5       $67,500.00 NININ Annually    $5,625.00 N/N/N Monthly
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LANDLORD WORK:          Landlord shall perform the following work:
                        1)    Replace all exterior windows and frames
                        2)    Repair plumbing in men's bathroom
                        3)    Replace damaged ceiling tiles in office area
                        4)    Replace existing HVAC unit and both warehouse
                              heaters.
                        5)    Repair loading dock area.

The Landlord shall, at Tenant own cost and expense, enter into a periodic maintenance agreement with a reputable heating, ventilating and air-conditioning contractor, which contractor shall provide for a minimum of two (2) inspections per year.

All other terms and conditions of your existing Lease dated, October 4, 1984, as amended, will remain in full force and effect. Please sign below as to your approval of the above and return to me via facsimile and both originals by regular mail. This offer will be valid until November 19, 1999, thereafter subject to change.
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1 First Industrial would like to thank you for your continued occupancy.

Sincerely,
FIRST 1NDUSTRIAL REALTY TRUST, INC-

/s/ Michael Sargis                  ACKNOWLEDGED & APPROVED
Leasing Specialist                  /s/ Mr. Arnold M. Gans      11/19/99
                                    ------------------------
                                    Mr. Arnold M. Gans            Date
                                    MEDICAL NUTRITION, INC.